Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Roundy’s, Inc. (the “Company”) for the quarterly fiscal period ended April 4, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Robert A. Mariano, Chairman, President and Chief Executive Officer and Director of the Company and Michael P. Turzenski, Group Vice President and Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ROBERT A. MARIANO
Robert A. Mariano
Chairman, President and Chief Executive Officer and Director

Date: May 13, 2015

By:	/s/ MICHAEL P. TURZENSKI
Michael P. Turzenski
Group Vice President and Chief Financial Officer

Date: May 13, 2015

A signed copy of this original statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff on request.